SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                         -------------------------------

                        Date of Report: December 2, 2000



                             THE QUAKER OATS COMPANY
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             (Exact name of registrant as specified in its charter)

    New Jersey                          1-12                    36-1655315
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                            Identification
                                                                 Number)


Quaker Tower P.O. Box 049001 Chicago, Illinois                 60604-9001
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:          (312) 222-7111
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Item 5.     Other Events.
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      On December 2, 2000, The Quaker Oats Company, a New Jersey corporation
("Quaker"), PepsiCo, Inc., a North Carolina corporation ("PepsiCo") and BeverageCo, Inc., a New Jersey corporation and a direct wholly owned subsidiary of PepsiCo ("Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, Merger Sub will be merged with and into Quaker, with Quaker being the surviving corporation of such merger (the "Merger"). As a result of the Merger, Quaker will become a wholly owned subsidiary of PepsiCo. At the effective time of the Merger, each issued and outstanding share of Quaker common stock will be converted into the right to receive 2.3 shares of PepsiCo common stock, subject to adjustment as provided in the Merger Agreement.

      In connection with the execution of the Merger Agreement, PepsiCo and Quaker entered into a Stock Option Agreement (the "Option Agreement") pursuant to which Quaker granted PepsiCo an option to purchase up to approximately 19.9% of the outstanding shares of Quaker common stock exercisable in the circumstances specified in the Option Agreement.

      A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and a copy of the Option Agreement is attached hereto as Exhibit 2.2. The foregoing description of the Merger Agreement and the Option Agreement is qualified in its entirety by reference to the full text of such agreements, each of which is incorporated herein by reference. A joint press release announcing the execution of the Merger Agreement was issued on December 4, 2000, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

(c)   Exhibits

        (2.1) Agreement and Plan of Merger, dated as of December 2, 2000, between PepsiCo, Inc., BeverageCo, Inc. and The Quaker Oats Company.

        (2.2) Stock Option Agreement, dated as of December 2, 2000, between PepsiCo, Inc. and The Quaker Oats Company.

        (99.1) PepsiCo, Inc. and The Quaker Oats Company Joint Press Release, dated December 4, 2000.


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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       THE QUAKER OATS COMPANY



                                       By:  /s/ John G. Jartz
                                          ------------------------------------
                                          Name:   John G. Jartz
                                          Title:  Senior Vice President



Date:    December 7, 2000

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                                  EXHIBIT INDEX

Exhibit No.               Description

2.1 Agreement and Plan of Merger, dated as of December 2, 2000, between PepsiCo, Inc., BeverageCo, Inc. and The Quaker Oats Company.


2.2 Stock Option Agreement, dated as of December 2, 2000, between PepsiCo, Inc. and The Quaker Oats Company.


99.1 PepsiCo, Inc. and The Quaker Oats Company Joint Press Release, dated December 4, 2000.